UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2016

LIFESTYLE MEDICAL NETWORK INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-52408	13-1026995
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South Orange Ave., Suite 1500, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

407-514-1230
(Issuer’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. Unregistered Sales of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Total Offering Price/
			Principal	Underwriting
Date	Title and Amount(1)	Purchaser	Underwriter	Discounts
December 17, 2016	Five-Year Common Stock Purchase Warrant to purchase 500,000 shares of common stock at an exercise price of $0.10 per share, expiring December 17, 2021, issued as compensation for five years services as a Director of the Company.	Christopher Smith, CEO and Director.	NA	$-0-/NA
December 17, 2016	Five-Year Common Stock Purchase Warrant to purchase 500,000 shares of common stock at an exercise price of $0.10 per share, expiring December 17, 2021, issued as compensation for five years services as a Director of the Company.	Ronald Moomaw, Director.	NA	$-0-/NA
December 17, 2016	Five-Year Common Stock Purchase Warrant to purchase 500,000 shares of common stock at an exercise price of $0.10 per share, expiring December 17, 2021, issued as compensation for five years services as a Director of the Company.	Adam Sachs, Director.	NA	$-0-/NA
December 17, 2016	Five-Year Common Stock Purchase Warrant to purchase 25,000 shares of common stock at an exercise price of $0.10 per share, expiring December 17, 2021, issued as management consultant compensation.	Nathan Hawkins.	NA	$-0-/NA
December 17, 2016	Five-Year Common Stock Purchase Warrant to purchase 2,500,000 shares of common stock at an exercise price of $0.10 per share, expiring December 17, 2021, issued as compensation for management services rendered over the prior five years.	Christopher Smith, CEO and Director	NA	$-0-/NA

ITEM 5.02. Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers

Election of Directors

Effective January 1, 2017, the Board of Directors of the Company appointed Nathan Hawkins and Gerald Goodman as directors of the Company, for initial terms of one year, to fill two existing vacancies on the

Nathan Hawkins, age 40, began his professional career in 1994 by serving five years in the United States Air Force as a medical technologist, travelling the country working in VA hospitals and clinical laboratories to ensure the service personnel received the best clinical care possible. After an honorable discharge from the Air Force in 1998, Mr. Hawkins accepted the position of Field Engineer at Johnson & Johnson Ortho Clinical Diagnostics, where he was recognized as the top performing Field Engineer in the company. Leaving Johnson & Johnson in 2000, Mr. Hawkins began working for Diagnostics Product Corporation as their Senior Product Development Manager. With Mr. Hawkins’ assistance, DPC was, and still is one of the global leaders in immunodiagnostics, focusing on developing, manufacturing and distributing automated body fluid analyzers and tests, such as those related to cancer and cardiac disease, as well as hormone and allergy conditions. In 2003, realizing the inefficacies and problems the healthcare market faced, Mr. Hawkins and his partner founded a company that would later become Vista Clinical Diagnostics, which opened its doors for business in January 2004. Over the next decade, Hawkins and his partner grew Vista from a 1,500 square foot facility in Lake Minneola, Florida, to a state-of-the-art, 35,000 square foot facility headquartered in Clermont, Florida, as well as opening additional laboratories in Lake City, Florida and Danville, Virginia with contracts with over 650 skilled nursing homes, 400 assisted living facilities, and servicing walk-in patients from over 50 patient service centers across Florida. In 2014, Mr. Hawkins founded Novus Health in Orlando, Florida, to provide forward thinking knowledge and solutions that enable physicians to administer a new patient-centric level of care from a network of mobile blood drawing, to the utilization of an association of independent, small-business laboratories, to having access to physician's notes from anywhere around the globe. In 2015, Novus Health purchased Physicians STAT Lab (PSL), based in New Port Richey, Florida, operated to ensure clients fast and accurate results.

Following graduation from high school Hampden Academy in Hampden, Maine, which he attended from 1994 to 1998, Mr. Hawkins studied at the United States Air Force Medical Laboratory Science Program in 1996, and continued his business and computer science studies at Troy State University until 1999.

Gerald Goodman, age 68, is a certified public accountant and since 2014 has practiced with his own firm Gerald Goodman CPA P.C. From January 1, 2010 until December 31, 2014, Mr. Goodman practiced with Madsen & Associates, CPA’s Inc., Murray, Utah, and was a non-equity partner and managed the firm’s SEC practice. From 1971 to 2010, Mr. Goodman was a partner in the accounting firm of Wiener, Goodman & Company P.C. He provided the firm’s public and privately-held clients with audit, tax and management advisory services, and was partner-in-charge of the firm’s SEC practice. Mr. Goodman is a 1970 graduate of Pennsylvania State University where he received a B.S. Degree in Accounting.

Messrs. Hawkins and Goodman were appointed to constitute the audit committee of the Board of Directors for the ensuing year.

Directors’ Compensation for Services

On December 17, 2016, our Board of Directors issued five-year common stock purchase warrants, each warrant entitling the holder to purchase 500,000 shares of common stock and exercisable at $0.10 per share, to the three members of our Board of Directors for five years of service on our Board, and a five-year common stock purchase warrant to purchase 2,500,000 shares, at an exercise price of $0.10 per share, to our Chief Executive Officer, Christopher Smith for management services rendered. [See Item 3.02 in this Report.]

At the December 17, 2016 meeting, our Board fixed directors’ compensation for the one-year term commencing January 1, 2017, at options to purchase 50,000 shares of common stock for each director, to be authorized for issuance during the 2017 term as determined by the Board.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2016, our Board of Directors approved an amendment to the Company’s By-Laws adopting a new Article III, Section 1(a), providing that the number of the Directors of the Corporation shall be not less than one (1) nor more than five (5), unless and until otherwise determined by vote of a majority of the entire Board of Directors.

ITEM 9.01. Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
3.2a	Amended and Restated By-Laws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFESTYLE MEDICAL NETWORK INC.
(Registrant)

By:	/s/ Christopher Smith
Christopher Smith,
Chief Executive Officer

Date: January 13, 2017

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